United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

EIGER BIOPHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies:
Aggregate number of securities to which transaction applies:
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
Proposed maximum aggregate value of transaction:
Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:
Form, Schedule or Registration Statement No.:
Filing Party:
Date Filed:

SUPPLEMENT TO

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT, DATED APRIL 28, 2020

FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

NOW TO BE HELD ON JUNE 15, 2020

This supplement (the “Supplement”) provides updated information with respect to the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Eiger BioPharmaceuticals, Inc. (“Eiger”) now to be held on June 15, 2020.

On April 28, 2020, Eiger commenced distributing to its stockholders a Notice of the 2020 Annual Meeting of Stockholders and Definitive Proxy Statement (the “Notice and Proxy Statement”) for the Annual Meeting. This Supplement, including the press release dated May 29, 2020 included below, which describes a change in the location of the Annual Meeting from an in-person to a virtual-only meeting and a change in the date and time of the Annual Meeting, should be read in conjunction with the Notice and Proxy Statement. Except as specifically revised by the information contained herein, this Supplement does not revise or update any of the other information set forth in the Notice and Proxy Statement.

NOTICE OF CHANGE OF LOCATION, DATE AND TIME

OF ANNUAL MEETING OF STOCKHOLDERS

NOW TO BE HELD ON JUNE 15, 2020

Eiger BioPharmaceuticals, Inc. to Hold Virtual Annual Meeting of Stockholders on June 15, 2020

PALO ALTO, Calif. – May 29, 2020 – Eiger BioPharmaceuticals, Inc. (Nasdaq: EIGR) announced today that, due to public health and safety concerns related to the COVID-19 global pandemic, recommendations and orders from federal, state and local authorities, and to support the health and well-being of its stockholders, employees and others, Eiger is changing its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to a virtual-only format that will be held via live audio webcast. The virtual Annual Meeting is expected to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting.

In addition, the date and time of the Annual Meeting has been changed to Monday, June 15, 2020 at 1:00 p.m. Pacific Time. Online access to the Annual Meeting will begin at 12:45 p.m. Pacific Time on Monday, June 15, 2020. Stockholders will not be able to attend the Annual Meeting in person.

Attending the Virtual Meeting as a Stockholder of Record

Eiger’s stockholders of record as of April 20, 2020 (the “Record Date”) can attend the Annual Meeting by accessing the meeting center at www.virtualshareholdermeeting.com/EIGR2020 and entering the 16-digit control number on the proxy card or Notice of Internet Availability of Proxy Materials previously received. The webcast of the Annual Meeting will be archived for one year after the date of the Annual Meeting at www.virtualshareholdermeeting.com/EIGR2020. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/EIGR2020.

If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting, but you will not be able to vote your shares or submit questions during the Annual Meeting. See caption below titled “Attending the Annual Meeting as a Guest.”

Attending the Annual Meeting as a Beneficial Owner

We have been advised by Broadridge that beneficial stockholders as of the Record Date (i.e. shares held in “street name” through an intermediary, such as a bank or broker), who want to be able attend the Annual Meeting can attend using the 16-digit control number found on the notice and instructions received from their broker or other nominee.

Asking Questions

If you are attending the Annual Meeting as stockholder of record or beneficial owner, questions can be submitted by accessing the meeting center at www.virtualshareholdermeeting.com/EIGR2020 and entering your 16-digit control number. Instructions on how to participate in the Annual Meeting are posted at www.virtualshareholdermeeting.com/EIGR2020.

Voting Shares

Stockholders of record and beneficial owners will be able to vote their shares electronically during the Annual Meeting by using the 16-digit control number. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/EIGR2020.

Whether or not stockholders plan to virtually attend the Annual Meeting, Eiger urges them to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.

The proxy materials, including the proxy card and Notice of Internet Availability of Proxy Materials, previously distributed along with the definitive proxy statement will not be updated to reflect the change in location, date and time and may continue to be used to vote shares in connection with the Annual Meeting. Please note that the deadline to vote by phone or Internet is now 11:59 p.m. Eastern Time on June 14, 2020 to be counted.

Attending the Annual Meeting as a Guest

Guests may enter the Annual Meeting in “listen-only” mode by entering the Annual Meeting at www.virtualshareholdermeeting.com/EIGR2020 and entering the information requested in the “Guest Login” section. Guests will not have the ability to vote or ask questions during the Annual Meeting.

List of Stockholders

A list of stockholders entitled to vote at the Annual Meeting will be available for examination for any purpose germane to the Annual Meeting during normal business hours for ten days prior to the Annual Meeting at our corporate headquarters. To the extent office access is impracticable due to the recent COVID-19 pandemic, you may email us at legal@eigerbio.com for alternative arrangements. The stockholder list will also be available during the Annual Meeting at www.virtualshareholdermeeting.com/EIGR2020. Instructions on how stockholders of record can view the stockholder list during the Annual Meeting are posted at www.virtualshareholdermeeting.com/EIGR2020.

About Eiger

Eiger is a late-stage biopharmaceutical company focused on the development and commercialization of first-in-class, well-characterized drugs for serious rare and ultra-rare diseases for patients with high unmet medical needs, for which no approved therapies exist.

The company’s lead program is in Phase 3, developing lonafarnib, a first-in-class oral prenylation inhibitor for the treatment of Hepatitis Delta Virus (HDV) infection. The company is also advancing peginterferon lambda, a first-in-class interferon, toward registration for the treatment of HDV. For additional information about Eiger and its clinical programs, please visit www.eigerbio.com.

Investors and Media

Ingrid Choong, PhD

Sr VP, Clinical Development

(650) 619-6115

ichoong@eigerbio.com

Sri Ryali

CFO

(650) 272-6138

sryali@eigerbio.com